Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports First Quarter Financial Results

HAYWARD, Calif., April 27, 2022 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the first quarter ended April 1, 2022.

“The semiconductor industry is in a period of robust secular growth and increasing demand,” said Jim Scholhamer, CEO. “Appetite and appreciation for our products and services remains elevated, upheld by our persistent commitment to quality as recognized by key customers. We are confident in our proven ability to navigate and adapt to challenges, including those that affected our first quarter results.”

First Quarter 2022 GAAP Financial Results

Total revenue was $564.1 million. Products contributed $486.8 million and Services added $77.3 million. Total gross margin was 20.2%, operating margin was 8.1%, and net income was $27.9 million or $0.62 and $0.61 per basic and diluted share, respectively. This compares to total revenue of $615.1 million, gross margin of 21.0%, operating margin of 10.2%, and net income of $45.5 million or $1.01 and $1.00 per basic and diluted share, respectively, in the prior quarter.

First Quarter 2022 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 20.5%, operating margin was 10.9%, and net income was $43.3 million or $0.95 per diluted share. This compares to gross margin of 21.5%, operating margin of 12.6%, and net income of $55.5 million or $1.22 per diluted share in the prior quarter.

Second Quarter 2022 Outlook

The Company expects revenue in the range of $550.0 million to $630.0 million and GAAP diluted net income per share to be between $0.60 and $0.92. The Company expects non-GAAP diluted net income per share to be between $0.84 and $1.20.

Conference Call

The conference call and webcast will take place at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 9474156. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components and parts, and ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments, stock-based compensation, certain insurance proceeds, gain on sale of property, legal related costs and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto

SVP Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in thousands, except per share data)

	Three Months Ended
	April 1,	March 26,
	2022	2021

Revenues:
Product	$486,831	$345,616
Services	77,313	72,011
Total revenues	564,144	417,627
Cost of revenues:
Product	399,539	283,569
Services	50,877	47,120
Total cost of revenues	450,416	330,689
Gross profit	113,728	86,938
Operating expenses:
Research and development	6,839	4,208
Sales and marketing	13,797	7,608
General and administrative	47,381	34,712
Total operating expenses	68,017	46,528
Income from operations	45,711	40,410
Interest income	65	98
Interest expense	(6,413)	(3,605)
Other income (expense), net	5	(4,263)
Income before provision for income taxes	39,368	32,640
Provision for income taxes	8,542	7,015
Net income	30,826	25,625
Less: Net income attributable to noncontrolling interests	2,896	628
Net income attributable to UCT	$27,930	$24,997

Net income per share attributable to UCT common stockholders:
Basic	$0.62	$0.62
Diluted	$0.61	$0.60
Shares used in computing net income per share:
Basic	44,927	40,564
Diluted	45,593	41,639

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in thousands)

	April 1,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$367,004	$466,455
Accounts receivable, net of allowance	279,274	250,147
Inventories	440,341	379,235
Prepaid expenses and other current assets	36,079	41,260
Total current assets	1,122,698	1,137,097

Property, plant and equipment, net	250,088	242,347
Goodwill	268,521	270,044
Intangibles assets, net	237,644	245,696
Deferred tax assets, net	36,575	37,607
Operating lease right-of-use assets	86,799	83,357
Other non-current assets	9,315	9,242
Total assets	$2,011,640	$2,025,390

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$19,489	$22,071
Accounts payable	288,121	332,897
Accrued compensation and related benefits	40,813	46,790
Operating lease liabilities	17,316	17,299
Other current liabilities	51,923	50,060
Total current liabilities	417,662	469,117

Bank borrowings, net of current portion	530,892	529,919
Deferred tax liabilities	54,761	54,889
Operating lease liabilities	68,837	65,923
Other liabilities	13,386	12,894
Total liabilities	1,085,538	1,132,742

Equity:
UCT stockholders’ equity:
Common stock	517,222	511,628
Retained earnings	365,347	337,417
Accumulated other comprehensive gain (loss)	(3,004)	(167)
Total UCT stockholders' equity	879,565	848,878
Non-controlling interest	46,537	43,770
Total equity	926,102	892,648
Total liabilities and stockholders' equity	$2,011,640	$2,025,390

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in thousands)

	Fiscal Year Ended
	April 1,	March 26,
	2022	2021
Cash flows from operating activities:
Net income	$30,826	$25,625
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,903	11,823
Stock-based compensation	5,596	3,465
Deferred income taxes	1,390	1,236
Change in the fair value of financial instruments and earn-out liability	285	11,639
Gain from insurance proceeds	—	(7,332)
Others	181	101
Changes in assets and liabilities:
Accounts receivable	(29,127)	(22,502)
Inventories	(61,106)	(8,782)
Prepaid expenses and other current assets	4,590	3,018
Other non-current assets	(73)	(1,011)
Accounts payable	(35,887)	43,266
Accrued compensation and related benefits	(5,977)	(3,599)
Operating lease assets and liabilities	(511)	(315)
Income taxes payable	—	2,777
Other liabilities	3,487	6,194
Net cash provided by (used in) operating activities	(67,423)	65,603
Cash flows from investing activities:
Purchases of property, plant and equipment	(28,380)	(6,487)
Proceeds from sale of property and equipment, including insurance proceeds	—	7,332
Net cash provided by (used in) investing activities	(28,380)	845
Cash flows from financing activities:
Proceeds from bank borrowings	—	6,627
Payments on bank borrowings and finance leases	(2,672)	(8,243)
Others	—	(2)
Net cash used in financing activities	(2,672)	(1,618)
Effect of exchange rate changes on cash and cash equivalents	(976)	(847)
Net increase (decrease) in cash and cash equivalents	(99,451)	63,983
Cash and cash equivalents at beginning of period	466,455	200,274
Cash and cash equivalents at end of period	$367,004	$264,257

ULTRA CLEAN HOLDINGS, INC.
REPORTABLE SEGMENTS
GAAP TO NON-GAAP RECONCILIATION
(Unaudited; dollars in thousands)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	April 1, 2022			April 1, 2022
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$486,831	$77,313	$564,144	$486,831	$77,313	$564,144
Gross profit	$87,292	$26,436	$113,728	$88,426	$27,459	$115,885
Gross margin	17.9%	34.2%	20.2%	18.2%	35.5%	20.5%
Income from operations	$37,573	$8,138	$45,711	$49,476	$12,157	$61,633
Operating margin	7.7%	10.5%	8.1%	10.2%	15.7%	10.9%

	Three Months Ended
	April 1, 2022
	Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$87,292	$26,436	$113,728
Amortization of intangible assets (1)	657	1,023	1,680
Stock-based compensation expense (3)	477	—	477
Non-GAAP gross profit	$88,426	$27,459	$115,885

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	17.9%	34.2%	20.2%
Amortization of intangible assets (1)	0.2%	1.3%	0.2%
Stock-based compensation expense (3)	0.1%	—	0.1%
Non-GAAP gross margin	18.2%	35.5%	20.5%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$37,573	$8,138	$45,711
Amortization of intangible assets (1)	4,405	3,647	8,052
Restructuring charges (2)	49	—	49
Stock-based compensation expense (3)	5,077	372	5,449
Legal-related costs (4)	2,200	—	2,200
Acquisition related costs (5)	172	—	172
Non-GAAP income from operations	$49,476	$12,157	$61,633

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	7.7%	10.5%	8.1%
Amortization of intangible assets (1)	0.9%	4.7%	1.4%
Restructuring charges (2)	0.0%	0.0%	0.0%
Stock-based compensation expense (3)	1.0%	0.5%	1.0%
Legal-related costs (4)	0.5%	0.0%	0.4%
Acquisition related costs (5)	0.1%	0.0%	0.1%
Non-GAAP operating margin	10.2%	15.7%	10.9%

1	Amortization of intangible assets related to the Company's business acquisitions

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Represents estimated costs related to legal proceedings

5	Represents costs related to the acquisition of Ham-Let

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	April 1,	March 26,	December 31,
	2022	2021	2021
Reconciliation of GAAP Net Income to Non-GAAP Net Income (in thousands)
Reported net income attributable to UCT on a GAAP basis	$27,930	$24,997	$45,470
Amortization of intangible assets (1)	8,052	4,889	9,511
Restructuring charges (2)	49	140	(391)
Stock-based compensation expense (3)	5,449	4,043	4,667
Legal-related costs (4)	2,200	—	2,200
Acquisition related costs (5)	172	1,337	449
Fair value related adjustments (6)	—	11,582	546
Insurance proceeds (7)	—	(7,332)	—
Income tax effect of non-GAAP adjustments (8)	(2,611)	(2,639)	(2,336)
Income tax effect of valuation allowance (9)	2,084	1,140	(2,400)
Non-GAAP net income attributable to UCT	$43,325	$38,157	$57,716

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$45,711	$40,410	$62,732
Amortization of intangible assets (1)	8,052	4,889	9,511
Restructuring charges (2)	49	140	(391)
Stock-based compensation expense (3)	5,449	4,043	4,667
Legal-related costs (4)	2,200	—	—
Acquisition related costs (5)	172	1,337	449
Fair value related adjustments (6)	—	—	546
Non-GAAP income from operations	$61,633	$50,819	$77,514

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	8.1%	9.7%	10.2%
Amortization of intangible assets (1)	1.4%	1.2%	1.5%
Restructuring charges (2)	0.0%	0.0%	-0.1%
Stock-based compensation expense (3)	1.0%	1.0%	0.8%
Legal-related costs (4)	0.4%	—	—
Acquisition related costs (5)	0.1%	0.3%	0.1%
Fair value related adjustments (6)	—	0.0%	0.1%
Non-GAAP operating margin	10.9%	12.2%	12.6%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$113,728	$86,938	$129,086
Amortization of intangible assets (1)	1,680	1,022	1,681
Restructuring charges (2)	—	6	115
Stock-based compensation expense (3)	477	980	719
Fair value related adjustments (6)	—	—	546
Non-GAAP gross profit	$115,885	$88,946	$132,147

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	20.2%	20.8%	21.0%
Amortization of intangible assets (1)	0.2%	0.3%	0.3%
Restructuring charges (2)	—	0.0%	0.0%
Stock-based compensation expense (3)	0.1%	0.2%	0.1%
Fair value related adjustments (6)	—	—	0.1%
Non-GAAP gross margin	20.5%	21.3%	21.5%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(6,343)	$(7,770)	$(7,643)
Fair value related adjustments (6)	—	11,582	—
Insurance proceeds (7)	—	(7,332)	—
Non-GAAP interest and other income (expense)	$(6,343)	$(3,520)	$(7,643)

Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income on a GAAP basis	$0.61	$0.60	$1.00
Amortization of intangible assets (1)	0.18	0.12	0.21
Restructuring charges (2)	0.00	—	(0.01)
Stock-based compensation expense (3)	0.12	0.10	0.10
Legal-related costs (4)	0.05	—	—
Acquisition related costs (5)	—	0.03	0.01
Fair value related adjustments (6)	—	0.28	0.01
Insurance proceeds (7)	—	(0.18)	—
Income tax effect of non-GAAP adjustments (8)	(0.06)	(0.06)	(0.05)
Income tax effect of valuation allowance (9)	0.05	0.03	(0.05)
Non-GAAP net income	$0.95	$0.92	$1.22
Weighted average number of diluted shares (thousands) on a non-GAAP basis	45,593	41,639	45,525

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	April 1,	March 26,	December 31,
	2022	2021	2021
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$8,542	$7,015	$6,303
Income tax effect of non-GAAP adjustments (8)	2,611	2,639	2,336
Income tax effect of valuation allowance (9)	(2,084)	(1,140)	2,400
Non-GAAP provision for income taxes	$9,069	$8,514	$11,039

Income before income taxes on a GAAP basis	$39,368	$32,640	$55,089
Amortization of intangible assets (1)	8,052	4,889	9,511
Restructuring charges (2)	49	140	(391)
Stock-based compensation expense (3)	5,449	4,043	4,667
Legal-related costs (4)	2,200	—	—
Acquisition related costs (5)	172	1,337	449
Fair value related adjustments (6)	—	11,582	546
Insurance proceeds (7)	—	(7,332)	—
Non-GAAP income before income taxes	$55,290	$47,299	$69,871
Effective income tax rate on a GAAP basis	21.7%	21.5%	11.4%
Non-GAAP effective income tax rate	16.4%	18.0%	15.8%

1	Amortization of intangible assets related to the Company's business acquisitions

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Represents estimated costs related to legal proceedings

5	Represents costs related to the acquisition of Ham-Let

6	Adjustments related to the fair values of inventories, contingent consideration, purchase obligation and forward hedge contracts

7	Insurance proceeds pertaining to the Cinos fire in 2018

8	Tax effect of items (1) through (7) above based on the non-GAAP tax rate

9	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.